UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 21, 2004

COLGATE-PALMOLIVE COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-644-2	13-1815595
(Commission File Number)	(IRS Employer Identification No.)

300 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (212) 310-2000

Item 5. Other Events.

On March 31, 2004, Colgate-Palmolive Company (the “Company”) began mailing proxy materials to stockholders for its 2004 Annual Meeting of Stockholders to be held on May 7, 2004, which materials include a proposal submitted by the International Brotherhood of Teamsters Affiliates Pension Plan. On April 13, 2004, this proposal, which recommended amending the Company’s by-laws to require a non-executive Chairman of the Board, was withdrawn by the proponent.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this document:

Exhibit Number	Description
99	Press release, dated April 21, 2004, issued by Colgate-Palmolive Company

Item	12. Results of Operations and Financial Condition.

On April 21, 2004, Colgate-Palmolive Company issued a press release announcing its earnings for the quarter ended March 31, 2004. This press release is attached as Exhibit 99 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLGATE-PALMOLIVE COMPANY

Date: April 21, 2004	By:	/s/ Stephen C. Patrick
	Name:	Stephen C. Patrick
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	Press release, dated April 21, 2004, issued by Colgate-Palmolive Company